EXHIBIT 10.3



                         SYNDICATION ADOPTION AGREEMENT

         This Syndication Adoption Agreement entered into this 22nd day of May, 2001 ("EFFECTIVE DATE") by and between CoBank, ACB, in its capacity as the Administrative Agent under the Credit Agreement (as defined below) (in such role, "ADMINISTRATIVE AGENT"), and each of the other parties signatory hereto ("ADOPTING PARTIES").

RECITALS

         A. Pursuant to the Credit Agreement (Revolving Loan) by and between Administrative Agent, St. Paul Bank for Cooperatives, the Syndication Parties named therein, and Cenex Harvest States Cooperatives ("BORROWER"), dated June 1, 1998, and amended by the First Amendment to Credit Agreement (Revolving Loan) effective as of May 28, 1999, the Second Amendment to Credit Agreement (Revolving Loan) dated May 23, 2000, and the Third Amendment to Credit Agreement (Revolving Loan) dated May 22, 2001 (collectively "CREDIT AGREEMENT"), the Syndication Parties thereto have agreed to provide, limited to their respective Individual Commitments and Pro Rata Shares, financing to Borrower in the maximum aggregate amount of $550,000,000.00 through the 364-Day Facility and $200,000,000.00 through the 5-Year Facility, to be used for the purposes set forth in the Credit Agreement.

         B. The Adopting Parties wish to become Syndication Parties under the Credit Agreement with respect to the Individual 364-Day Commitment amounts set forth beneath their signatures on this Syndication Adoption Agreement ("SYNDICATION INTEREST").

AGREEMENT

         For good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, and each to induce the others to enter into this Syndication Adoption Agreement ("AGREEMENT"), the parties hereto hereby agree as follows:

         DEFINITIONS

         Capitalized terms used herein without definition shall have the meaning given them in the Credit Agreement, if defined therein.

1.      ACQUISITION OF SYNDICATION INTEREST.

         1.1. Each Adopting Party agrees to, as of the Effective Date, and at all times thereafter, comply with all of the obligations of a Syndication Party holding an Individual 364-Day Commitment in the amount shown beneath its signature below, as such obligations are set forth in the Credit Agreement.

2.      REPRESENTATIONS, WARRANTIES, AND AGREEMENTS.

         2.1. Each Adopting Party represents and warrants that: (a) the making and performance of this Agreement including its agreement to be bound by the Credit Agreement is within its power and has been duly authorized by all necessary corporate


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and other action by it; (b) entering into this Agreement and performance of its obligations hereunder and under the Credit Agreement will not conflict with nor constitute a breach of its charter or by-laws nor any agreements by which it is bound, and will not violate any judgment, decree or governmental or administrative order, rule, law, or regulation applicable to it; (c) no approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by it in connection with the execution, delivery and performance of its duties under this Agreement and the Credit Agreement; (d) this Agreement has been duly executed by it, and, this Agreement and the Credit Agreement, constitute its legal, valid, and binding obligation, enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity); and (e) the act of entering into and performing its obligations under this Agreement and the Credit Agreement have been approved by its credit committee at an authorized meeting thereof (or by written consent in lieu of a meeting) and such action was duly noted in the written minutes of such meeting, and it will, if requested by Administrative Agent, furnish Administrative Agent with a certified copy of such minutes or an excerpt therefrom reflecting such approval.

         2.2. Each Adopting Party further represents that under the applicable law in effect as of the date hereof, it is entitled to receive any payments to be made to it under the Credit Agreement without the withholding of any tax and will furnish to Administrative Agent and to Borrower such forms, certifications, statements and other documents as Administrative Agent or Borrower may request from time to time to evidence such Adopting Party's exemption from the withholding of any tax imposed by any jurisdiction or to enable Administrative Agent or Borrower, as the case may be, to comply with any applicable laws or regulations relating thereto. Without limiting the effect of the foregoing, if such Adopting Party is not created or organized under the laws of the United States of America or any state thereof, such Adopting Party will furnish to Administrative Agent and Borrower IRS Form 4224 or Form 1001, or such other forms, certifications, statements or documents, duly executed and completed by Adopting Party, as evidence of such Adopting Party's exemption from the withholding of United States tax with respect thereto. Notwithstanding anything herein to the contrary, Borrower shall not be obligated to make any payments to or for the benefit of Adopting Party until Adopting Party shall have furnished to Administrative Agent and Borrower the requested form, certification, statement or document.

         2.3. Adopting Party acknowledges receipt of true and correct copies of all Loan Documents and agrees and represents that: (a) it has relied upon its independent review (i) of the Loan Documents, and (ii) any information independently acquired by it from Borrower or otherwise in making its decision to acquire an interest in the Loan independently and without reliance on any Syndication Party or Administrative Agent; (b) it has obtained such information as it deems necessary (including any information it independently obtained from Borrower or others) prior to making its decision to acquire the Syndication Interest; (c) it has made its own independent analysis and appraisal of and investigation into Borrower's authority, business, operations, financial and other condition, creditworthiness, and ability to perform its obligations under the Loan


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Documents and has relied on such review in making its decision to acquire the
Syndication Interest, and will continue to rely solely upon its independent review of the facts and circumstances related to Borrower, and without reliance upon any Syndication Party or Administrative Agent, in making future decisions with respect to all matters under or in connection with the Loan Documents and its participation in the Loan as a Syndication Party.

         2.4. Adopting Party acknowledges and agrees that: (a) neither Administrative Agent nor any Syndication Party has made any representation or warranty, except as expressly stated in this Agreement or the Credit Agreement, nor do they assume any responsibility with respect to the due execution, validity, sufficiency, enforceability or collectibility of the Loan, the Loan Documents or the Notes or with respect to the accuracy and completeness of matters disclosed, represented or warranted in the Loan Documents by Borrower (including financial matters); (b) neither Administrative Agent nor any Syndication Party assumes any responsibility for the financial condition of Borrower or for the performance of Borrower's obligations under the Loan Documents; (c) except as otherwise expressly provided in this Agreement or the Credit Agreement, neither any Syndication Party nor Administrative Agent nor any other Syndication Party shall have any duty or responsibility to furnish to any other Syndication Parties any credit or other information concerning Borrower which may come into its or their possession.

         2.5. Adopting Party: (a) represents that it has acquired and is retaining the Syndication Interest it is acquiring in the Loan for its own account in the ordinary course of its banking or financing business; (b) agrees that it will not sell, assign, convey or otherwise dispose of ("TRANSFER"), or create or permit to exist any lien or security interest on, all or any part of its Syndication Interest in the Loan without compliance with all of the terms and conditions of the Credit Agreement, including Section 16.27 thereof.

         2.6. Adopting Party:

                  2.6.1 Irrevocably consents and submits to the non-exclusive jurisdiction of the courts of the State of Colorado and the United States District Court for the District of Colorado and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or the Credit Agreement or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or the Credit Agreement or the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute with respect to any such matters shall be heard only in the courts described above.

                  2.6.2 With respect to litigation concerning this Agreement or the Credit Agreement within the jurisdiction of the courts of the State of Colorado or the United States District Court for the District of Colorado: (a) in the event it shall not maintain a duly appointed agent for service of summons in Colorado, it hereby waives personal service of any and all process


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                  upon it and consents that all such service or process may be made by certified mail (return receipt requested) directed to its address set forth in Section 17.4 of the Credit Agreement (as provided herein) and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at the option of the party making such service, by service in any other manner provided under the rules of any such courts; and (b) within thirty (30) days after such service, Adopting Party shall appear in answer to such process, failing which it shall be deemed in default and judgment may be entered against it for the amount of the claim and other relief requested.

                  2.6.3 HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR THE CREDIT AGREEMENT OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR THE CREDIT AGREEMENT OR THE TRANSACTIONS RELATED THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH ADOPTING PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ADMINISTRATIVE AGENT OR ANY SYNDICATION PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ADOPTING PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

3.      GENERAL.

         3.1. Adopting Party's address for notice under Section 17.4 of the Credit Agreement shall be as set forth beneath its signature below.

         IN WITNESS HEREOF, the parties hereto have caused this Syndication Adoption Agreement to be executed as of the Effective Date by their duly authorized representatives.

                                         Administrative Agent (as Administrative
                                         Agent):


                                         COBANK, ACB

                                         By ____________________________________
                                         Name:  Greg Somerhalder
                                         Title: Vice President


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                                   ADOPTING PARTY:

                                   CREDIT LYONNAIS CHICAGO BRANCH



                                   By: _________________________________________
                                   Name: Julie T. Kanak
                                   Title: Vice President


                                   Contact Name:
                                   Title:
                                   Address: 227 W. Monroe Street
                                            Suite 3800
                                            Chicago, IL 60606

                                   Phone No.: 312/220-7302
                                   Fax No.: 312/641-0527
                                   Individual 364-Day Commitment: $35,000,000.00 Individual 5-Year Commitment: $0.00
                                   Payment Instructions:
                                         Credit Lyonnais New York
                                         ABA# - 0260-0807-3
                                         A/C #: 01.00688.0001.00
                                         Acct. Name:
                                           Attention:
                                         Ref:


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                               BORROWER'S CONSENT

         Borrower hereby signifies its consent to acquisition of Individual 364-Day Commitment by each Adopting Party as described above.

                                               CENEX HARVEST STATES COOPERATIVES

                                               By ______________________________
                                               Name John Schmitz
                                               Title Chief Financial Officer


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